PROSPECTUS

AUGUST 31, 2010

TIAA-CREF EMERGING MARKETS
EQUITY FUND

of the TIAA-CREF Funds

Class  Ticker:    Retail  TEMRX   Retirement  TEMSX    Premier  TEMPX   Institutional  TEMLX

This Prospectus describes the Retail, Retirement, Premier and Institutional Class shares offered by the TIAA-CREF Emerging Markets Equity Fund (the “Fund”). The Fund is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”).
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.
The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

TIAA-CREF EMERGING MARKETS EQUITY FUND
of the TIAA-CREF Funds

INVESTMENT OBJECTIVE

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%

Maximum Deferred Sales Charge	0%	0%	0%	0%

Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%

Redemption or Exchange Fee (on shares held less than 60 days)	2.00%	2.00%	2.00%	2.00%

Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class

Management Fees	0.85%	0.85%	0.85%	0.85%

Distribution (Rule 12b-1) Fees	0.25%	0.00%	0.15%	0.00%

Other Expenses[1]	0.42%	0.53%	0.28%	0.28%

Total Annual Fund Operating Expenses	1.52%	1.38%	1.28%	1.13%
Waivers and Expense Reimbursements[2]	0.18%	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.34%	1.20%	1.10%	0.95%

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     3

[1]	Other Expenses are estimates for the current fiscal year because the Fund is newly operational.
[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 1.34% of average daily net assets for Retail Class shares; (ii) 1.20% of average daily net assets for Retirement Class shares; (iii) 1.10% of average daily net assets for Premier Class shares; and (iv) 0.95% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least August 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through August 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class

1 Year	$136	$122	$112	$97
3 Years	$463	$419	$388	$341

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not experienced any portfolio turnover because the Fund is newly operational.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of emerging market issuers or in instruments with economic characteristics similar to emerging market equity securities. The Fund considers an “emerging market security” to be a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that has primary operations in an emerging market. The Fund generally defines an “emerging market” as any of the countries or markets represented in the Fund’s benchmark index, the MSCI Emerging Markets Index (“MSCI EM

4     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

Index”), or any other country or market with similar emerging characteristics. Advisors’ stock selection drives its country and regional asset allocations for the Fund. However, Advisors regularly compares the Fund’s sector and country exposure against the MSCI EM Index to assess its comparative investment exposures. Advisors looks for companies of any size with sustainable earnings growth, focused management with successful track records, unique and easy-to understand franchises (brands), stock prices that do not fully reflect the stock’s potential value, based on current earnings, assets, and long-term growth prospects, and consistent generation of free cash flow.
          At times the Fund will not invest in securities of issuers that do not meet certain corporate governance criteria adopted by the Fund. Under this policy, the Fund currently has determined not to invest in certain companies with operations in Sudan.
          The Fund may invest in instruments including exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), equity-linked notes (“ELNs”) and futures contracts or other derivatives to achieve its investment objective. The Fund may also use such instruments for cash management and other purposes, including foreign exposure to certain sectors or securities that are represented by ownership in ETFs, ETNs or ELNs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. Because ETNs and ELNs are fixed-income obligations, they are subject to the risks generally associated with fixed-income securities, like credit risk.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.
•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•	Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     5

more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices of issuers in emerging market countries may be volatile and difficult to determine. Securities issued in these countries may be less liquid than securities issued in more developed economies. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

•

Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Funds may use futures and options, and the Funds may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

          Performance information is not available for the Fund because the Fund is newly operational. Once the Fund has completed one calendar year of operations, its performance information will become available.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.
          Portfolio Managers. The following person manages the Fund on a day-to-day basis:

Name:	Alexander Lee Muromcew
Title:	Managing Director
Experience on Fund:	since inception in 2010

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

6     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.
•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone. Redemptions involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee, addressed in “Fees and Expenses” above.
          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy section in the statutory prospectus or any limitations imposed by a third party when shares are held through a third party. Exchanges involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “Fees and Expenses” above.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but future redemptions made in tax-deferred accounts may be subject to income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     7

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

          This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.
          As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. Shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy.
          Please see the Glossary towards the end of this Prospectus for how the Fund defines “equity securities.”
          The Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in reducing market losses but may otherwise not achieve its investment objective.
          The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.
          The Funds is not appropriate for market timing. You should not invest in the Funds if you are a market timer.
          No one can assure that the Funds will achieve its investment objective and investors should not consider any one fund to be a complete investment program.
          Please see the Glossary towards the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

          The Fund invests primarily in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Funds may increase or decrease as a result of its interest in equity securities. More specifically, the Funds, or any of the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of

8     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

credit. Accordingly, the value of the equity securities that the Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Funds may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may deteriorate rapidly with little or no warning.

•

Active Management Risk—The risk that the performance of a fund that is actively managed, in whole or in part, reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the fund’s investment objective. As a result of poor stock selection, the Fund could underperform its benchmark or other mutual funds with similar investment objectives.

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

•

Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices of issuers in emerging market countries

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     9

may be volatile and difficult to determine. Securities issued in these countries may be less liquid than securities issued in more developed economies. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

•

Derivatives Risk—The risks associated with investing in derivatives by the Funds may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk, and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps and other types of derivative instruments, and their prices, may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Some of these risks exist for futures and options which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of the Funds than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, are greater than investing directly in the underlying security or other instrument.

          In addition to the principal investment risks set forth above, there are other risks associated with investing in the Funds and in emerging market equity securities that are discussed in the “Summary Information” sections above and in the Fund’s SAI, which risks may include some of the risks previously identified for emerging market equity securities.
          No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

          The benchmark index described below is unmanaged, and you cannot invest directly in the index.

          MSCI Emerging Markets® Index

          The MSCI Emerging Markets® (EM) Index tracks the performance of the leading stocks in 21 MSCI emerging countries in the following areas: Europe, Asia, Africa, Latin America and the Middle East. MSCI constructs indices country by country, then assembles the country indices into regional indices. To construct a MSCI country index, the MSCI analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and

10     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EM Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 21 emerging countries around the world.
          The MSCI EM Index may include securities of large-, mid- and small-cap issuers. MSCI determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

NON-PRINCIPAL INVESTMENT STRATEGIES

          The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. Under normal market conditions, the Fund also may invest up to 20% of its assets in fixed-income securities.
          The Fund also may buy and sell: (1) put and call options on securities of the types in which it may invest and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which it may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.
          In seeking to manage currency risk, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.
          The Fund can invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective, restrictions and policies and current regulations.
          Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

          A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     11

PORTFOLIO TURNOVER

          If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also certain trading strategies utilized by the Fund may increase portfolio turnover. The Fund is not generally managed to minimize the tax burden for shareholders. The Fund may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Fund’s portfolio turnover rate and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          The Fund offers Retail, Retirement, Premier and Institutional Class shares in this Prospectus. The Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Fund’s distributor, Teachers Personal Investors Services, Inc., if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds.

12     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of May 31, 2010 Advisors and Investment Management together had approximately $199 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.
          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Funds offered in this Prospectus, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.
          Advisors manages the assets of the Fund described in this Prospectus pursuant to an investment management agreement with the Trust that was approved by the initial sole shareholder of the Fund on August 1, 2010 (the “Management Agreement”). Advisors’ duties under the Management Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments.
          The annual investment investment management fees charged under the Management Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Emerging Markets Equity Fund	$0.0—$1.0	0.85%
	Over $1.0 - $2.5	0.83%
	Over $2.5 - $4.0	0.81%
	Over $4.0	0.79%

          A discussion regarding the basis for the Board of Trustees’ initial approval of the Fund’s Management Agreement will become available in the Fund’s shareholder report for the period ending October 31, 2010. For a free copy of the Fund’s shareholder report, once available, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     13

PORTFOLIO MANAGEMENT

          The Funds is managed by a portfolio manager, who is responsible for the day-to-day management of the Fund and who has expertise in the area(s) applicable to the Fund’s investments. Below is information on the Fund’s portfolio manager, along with his relevant experience. The persons managing the Fund may change from time to time.

			Total Experience (since dates specified below)

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team

EMERGING MARKETS EQUITY FUND
Alexander Lee Muromcew Managing Director	Lead Portfolio Manager	Advisors, TIAA and its affiliates—2004 to Present (portfolio management of international portfolios); Loomis, Sayles & Co., LP—1999 to 2004 (portfolio management of international portfolios)	2004	1990	2010

          The Fund’s SAI provides additional disclosure about the compensation structure of its Fund’s portfolio manager, the other accounts he manages, total assets in those accounts and potential conflicts of interest, as well as the portfolio manager’s ownership of shares of the Funds.

OTHER SERVICES

          Under the terms of the Management Agreement, responsibility for payment of administrative expenses, including transfer agency, dividend disbursing, accounting, administrative and shareholder services, is allocated either directly to the Fund or to Advisors.
          For Retirement Class shares of the Fund, the Fund has a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of the Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

14     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

DISTRIBUTION ARRANGEMENTS

ALL CLASSES

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes the different classes of the Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of the Funds. For Premier Class and Retail Class shares, TPIS may utilize some or all of the fees it receives with respect to the Premier Class and Retail Class distribution plans under Rule 12b-1 to pay such other intermediaries for expenses incurred in connection with the sale, promotion and servicing of Premier Class and Retail Class shares (see below). In addition TPIS, Services or Advisors may pay intermediaries out of its own assets to support the distribution and/or servicing of Fund shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

RETAIL CLASS

          TPIS distributes the Fund’s Retail Class shares. The Funds has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares under which the Funds pays TPIS an annual fee for TPIS’ or other entities’ services related to the sale and promotion of Retail Class shares.
          Under the plan, the Funds pays TPIS or another entity at the annual rate of 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.
          More information about the Fund’s distribution arrangements for Retail Class shares appears in the Fund’s SAI.

RETIREMENT CLASS

          TPIS distributes the Fund’s Retirement Class shares.
          More information about the Fund’s distribution arrangements for Retirement Class shares appears in the Fund’s SAI.

PREMIER CLASS

          TPIS distributes the Fund’s Premier Class shares. The Funds has adopted a distribution plan under Rule 12b-1 with respect to Premier Class under which the Funds pays TPIS an annual fee to compensate TPIS for TPIS’ services related to the sale, promotion and/or servicing of Premier Class shares.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     15

          Under the plan, the Funds pays TPIS at the annual rate of 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution, promotional and shareholder account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment in the Fund.
          More information about the Fund’s distribution arrangements for Premier Class shares appears in the Fund’s SAI.

INSTITUTIONAL CLASS

          TPIS distributes the Fund’s Institutional Class shares. More information about the Fund’s distribution arrangements for Institutional Class shares appears in the Fund’s SAI.

OTHER ARRANGEMENTS

          Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for maintenance of Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.
          If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.
          The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair

16     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.
          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Fund may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 pm Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.
          While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.
          The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.
          Money market instruments with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     17

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends on an annual basis. The Fund intends to pay net capital gains, if any, annually.
          Dividends and capital gain distributions paid to Premier Class and Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional same class shares of the Fund. All other Premier and Retirement Class shareholders, as well as Institutional and Retail Class shareholders, may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.
3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.
4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.
5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Funds does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their shares through a variable insurance product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable insurance product issuer or your plan sponsor or intermediary for more details.

18     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.
          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you are subject to federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.
          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.
          A portion of ordinary income dividends paid by the Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by the Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the Fund’s SAI.
          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions (sales), including exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.
          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     19

regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.
          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Funds is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Funds is also required to begin backup withholding if instructed by the IRS to do so.
          Buying a dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.
          Effect of foreign taxes. Foreign governments may impose taxes on the Fund and its investments and these taxes generally will reduce the Fund’s distributions. If the Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.
          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment in some types of instruments.
          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.
          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

20     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

          Other Tax Matters. Certain investments of the Funds, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).
          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the Fund’s SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING
OR EXCHANGING SHARES

RETAIL CLASS

          Eligibility – Retail Class

          Types of Accounts

Retail Class shares of the Fund are available for purchase in the following types of accounts:
•	Individual accounts (for one person) or Joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).
•	Financial advisor accounts.
•	Trust accounts (other than foreign trust accounts).
•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).
•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.
•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and Institutional accounts.
•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.
•	Registered and unregistered investment company accounts.

          The Fund will only accept accounts with a U.S. address of record; the Fund will not accept accounts with a foreign address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     21

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

          Purchasing Shares – Retail Class

          How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of the Fund’s consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.
          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.
          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Funds has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Funds will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third-party check). The Funds cannot accept checks made out to you or other parties and signed over to the Fund.
          The Funds considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)
          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.
          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

22     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.
          To Open An Account By Wire: Send a completed and signed application by mail, then call the Fund to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771
Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;
•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;
•	Indicate if this is for a new or existing account (provide Fund account number if existing); and
•	The Fund and amount to be invested.
You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, the Fund you want to invest in and the amount to be invested in the Fund.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Funds to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Funds a voided checking or savings account investment slip. It will take the Funds up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     23

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Funds receives your request.
          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Funds over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.
          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Funds at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.
          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.
          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Funds will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.
          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).
          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

          Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Funds reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

24     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).
•

If you hold your shares through a financial intermediary, it may charge you additional fees. Contact your financial intermediary to find out if it imposes any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Funds does not receive good funds through wire transfer or electronic funds transfer, the Funds will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Funds or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. The Funds also reserves the right to restrict you from making future purchases in the Funds or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Funds is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserves the right to take such action as deemed appropriate, which may include closing your account.

•

The Funds is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     25

intermediary or plan who are interested in making in-kind purchases should contact the Fund or their intermediary or plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact the Fund directly.

         Redeeming Shares – Retail Class

          You can redeem (sell) your Retail Class shares of the Funds at any time. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).
          Usually, the Funds sends your redemption proceeds (minus any applicable Redemption Fee) to you on the next business day after the Funds receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.
          The Funds sends redemption proceeds (minus any applicable Redemption Fee) to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Funds generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Funds can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.
          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Funds, your redemption request is irrevocable and cannot be modified or canceled.
          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

26     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Funds any time after opening your account. Telephone redemptions are not available for IRA accounts.
          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Funds will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount of the redemption.
          If you want to set up a systematic redemption plan, contact the Funds and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.
          The Funds can terminate the systematic redemption plan option at any time, although the Funds will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Funds receives your instructions.

          Points To Remember When Redeeming:

•	The Funds cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.
•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Funds your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     27

be selected by the Funds in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

         Exchanging Shares – Retail Class

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).
          Investors holding Retail Class shares of the Funds are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another fund or series of the TIAA-CREF Funds.
          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange into a Fund in which you already own shares must be at least $50. An exchange to a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).
          Exchanges between funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.
          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

          You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.
          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.
          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.
          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Funds automatically redeems Retail Class shares from the Funds and purchases Retail Class shares in another fund or series of the TIAA-CREF Funds each

28     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange into a fund in which you already own shares must be for at least $50, and an exchange into a new fund account must meet the account minimums as stated by account type above (i.e., $2,000 per fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per fund account for all other accounts, including custodial (UGMA/UTMA) accounts).
          If you want to set up a systematic exchange, you can contact the Funds and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Funds. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after the Funds receives your instructions.

          Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the funds into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Funds reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

• An exchange is considered a sale of securities, and therefore is taxable.

RETIREMENT CLASS

Eligibility – Retirement Class

Retirement Class shares of the Funds are (or may be made) available by or through
•

accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF.

• certain custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     29

•	certain intermediaries who have entered into a contract or arrangement with the Funds, or its investment adviser or distributor that enables them to purchase shares on behalf of their clients.
•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

          Definition of Eligible Investor for Retirement Class

          Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Funds are referred to as “Eligible Investors” in the rest of this “Retirement Class” section of this Prospectus.

          Purchasing Shares – Retirement Class

          Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.
          You may direct the purchase of Retirement Class shares of the Funds by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Retirement Class shares of the Funds by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.
          The Funds imposes no minimum investment requirement for Retirement Class shares. The Funds also does not currently restrict the frequency of investments made in the Funds by participant accounts, although the Funds reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Funds.

30     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

          The Funds has the right to reject your custody application and to refuse to sell additional Retirement Class shares of the Funds to any investor for any reason. The Funds treats all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Funds may suspend or terminate the offering of Retirement Class shares of the Funds to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Funds by completing an account application or enrollment form (paper or online) and selecting the Funds and the amounts you wish to contribute to the Funds. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;
•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;
•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
•	faxing the Funds at: 800 914-8922; or
•	writing to the Funds at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

         Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Fund’s Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Funds reserves the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of the Funds.

         Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Funds. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as the address of record.
          There may be circumstances when the Funds will not accept new investments in the Funds. The Funds reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Funds also

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     31

reserves the right to reject any application or investment or any other specific purchase request.
          The Funds does not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.
          The Funds considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Funds will not accept third-party checks. (The Funds considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Funds cannot accept checks made out to you or other parties and signed over to the Funds. The Funds will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Funds will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:
•	The TIAA-CREF Funds—Retirement Class;
•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;
•	Indicate if this is for a new or existing account (provide Fund account number if existing); and
•	The Fund in which you want to invest and amount to be invested.
          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Funds an application again.

         Points to Remember for All Purchases by Eligible Investors:

•
Each investment by an Eligible Investor in Retirement Class shares of the Funds must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares;

32     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

such requests will be deemed to be not in “good order” (see below) and the Funds will return these investments.
•
If you invest in the Retirement Class of the Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•
If the Funds does not receive good funds through wire transfer, the Fund will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. The Funds also reserves the right to restrict you from making future purchases in the Funds.

•
Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receives such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).
•
The Funds is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     33

making in-kind purchases should contact the Funds, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

          Redeeming Shares – Retirement Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) their Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

To request a redemption, you can do one of the following:
•	using the TIAA-CREF Web Center at www.tiaa-cref.org;
•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
•	fax the Fund at: 800 914-8922; or
•	write to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.
          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.
          Pursuant to a TIAA-CREF participant’s instructions, the Funds reinvests redemption proceeds (minus any applicable Redemption Fee) in (1) Retirement Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter (minus any applicable Redemption Fee). If a redemption is requested after a recent purchase of Retirement Class shares by check, the Funds may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Funds will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Funds by letter and generally include a Medallion Signature Guarantee for each shareholder.
          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be

34     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

restricted; or (c) the SEC permits a delay for the protection of investors. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).
          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.
          The Funds will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.
          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.
          Usually, the Funds sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor on the next business day after the Funds receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.
          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.
          The Funds generally sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Funds generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Funds can send the redemption proceeds by check to the address of record or by wire transfer.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     35

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

          Exchanging Shares – Retirement Class

Exchanging Shares—For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).
          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of the Fund for Retirement Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•	a sale of Retirement Class shares of the Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another fund for your account;
•
a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of the Fund for your participant, IRA or Annuity account;

•
a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:
•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

36     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;
•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
•	faxing the Funds at: 800 914-8922; or
•	writing to the Fund at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.
          The Funds reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.
          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in the Fund for Retirement Class shares of any other fund or Retirement Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)
          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).
          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.
          The Funds reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.
          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.
          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     37

you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

PREMIER CLASS

         Eligibility – Premier Class

Premier Class shares of the Fund are available for purchase by or through
•	certain intermediaries or entities affiliated with TIAA-CREF including
	•	registered investment companies,
	•	state-sponsored tuition savings plans or healthcare saving accounts (“HSAs”), or
	•	insurance company separate accounts advised by or affiliated with Advisors;
•	other non-affiliated persons, entities or intermediaries including
	•	investment companies,
	•	state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts,
	•	employer-sponsored employee benefit plans who have entered into a contract or arrangement that enables them to purchase shares of the Fund,
•
through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans,

	•	other affiliates of TIAA-CREF, or
	•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.
          The Fund’s management reserves the right to determine in its sole discretion whether any person, intermediary, or entity is eligible to purchase Premier Class shares.

         Definition of Eligible Investor for Premier Class

          Collectively, all investors in the Fund, except for investors through an employer–sponsored employee benefit plan sponsored or administered by TIAA-CREF, are referred to as “Eligible Investors” in the rest of this “Premier Class” section of this Prospectus.

         Account Minimums (Not Applicable At the Participant Level)

          With respect to the categories of investors listed below, the aggregate plan sizes related to these investors must be at least $100 million:

38     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

•
Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where such accounts are established on a plan-level or omnibus basis; or

•	Other affiliates of Advisors or other persons or entities that the Funds may approve from time to time.
          With respect to the categories of investors listed below, in addition to the $100 million minimum aggregate plan size noted above, an initial minimum investment of $1 million with respect to the Fund is required:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Funds, Advisors and/or TPIS directly or via their trading agent, including:
• Financial intermediaries affiliated with Advisors,
•
Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs whose clients pay asset-based fees to such entities for investment advisory, management or other services;

• Trust companies that are not sponsored by an affiliate of Advisors;
•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;
•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;
•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;
•
Any unaffiliated individual retirement plan or group retirement plan, or those retirement plans not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity provides services to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•	Other persons or entities that the Funds may approve from time to time.
          Please note that the $100 million aggregate plan size and the initial minimum investment requirements noted above must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Premier Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the plan size or initial minimum investment requirements are not met in a reasonable period of time, or if the aggregate plan size falls below $100 million. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     39

          Investors may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.
          The Fund’s management reserves the right to waive or modify eligibility requirements for the Premier Class at any time for any investor or financial intermediary.

         Purchasing Shares – Premier Class

Purchasing Shares—For Participants Purchasing Shares through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Premier Class shares of the Funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.
          You may direct the purchase of Premier Class shares of the Fund by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to the Fund (see “Allocating Retirement Contributions to the Fund” below). You may also direct the purchase of Premier Class shares of the Fund by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.
          No Minimum Investment Requirements are imposed at the Participant Level.
          The Funds imposes no minimum investment requirements for Premier Class shares on the participant level (however, see above for minimums on aggregate plan/account sizes). The Funds also does not currently restrict the frequency of investments made in the Funds by participant accounts, although the Funds reserves the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Funds.
          The Funds has the right to reject your application and to refuse to sell additional Premier Class shares of the Funds to any investor for any reason. The Funds treats all orders to purchase Premier Class shares as being received when they are received in “good order” by the Fund’s transfer agent (or other

40     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

authorized Fund agent) (see below). The Funds may suspend or terminate the offering of Premier Class shares of the Funds to your employer’s plan.

Allocating Retirement Contributions to the Fund—For Participants Purchasing through a Plan or Account Sponsored or Administered by TIAA-CREF:

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Premier Class shares of the Funds by completing an account application or enrollment form (paper or online) and selecting the Funds you wish to invest in and the amounts you wish to contribute to the Funds. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;
•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;
•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
•	faxing the Funds at: 800 914-8922; or
•	writing to the Funds at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

Purchasing Shares—For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Funds. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as the address of record.
          There may be circumstances when the Funds will not accept new investments in the Funds. The Funds reserves the right to suspend or terminate the offering of shares by the Funds at any time without prior notice. The Funds also reserves the right to reject any application or investment or any other specific purchase request.
          See above for certain minimum investment limits on purchases of the Funds by certain investors and certain aggregate minimum plan/account sizes. Additionally, investors purchasing Premier Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Premier Class shares. Please contact your intermediary or plan sponsor for more information.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     41

          The Funds considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Funds will not accept third-party checks. (The Funds considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Funds cannot accept checks made out to you or other parties and signed over to the Funds. The Funds will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Funds will not accept corporate checks for investment into non-corporate accounts.

Opening an account or purchasing shares by wire—Eligible Investors:

Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:
•	The TIAA-CREF Funds – Premier Class;
•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;
•	Indicate if this is for a new or existing account (provide Fund account number if existing); and
•	The Fund in which you want to invest and amount to be invested.
          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Funds an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Premier Class shares of the Funds must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Funds will return the money you sent.

•

If you invest in the Premier Class of the Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•	If the Funds does not receive good funds through wire transfer, it will treat this as a redemption of the shares purchased when your wire transfer is

42     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

received. You will be responsible for any resulting loss incurred by the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. The Funds also reserves the right to restrict you from making future purchases in the Funds.

•

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receives such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserves the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).
•

The Funds is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Premier Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Premier Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Funds, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

Redeeming Shares – Premier Class

Redeeming Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) their Premier Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Premier Class shares at any time. A redemption can be part of an exchange. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     43

          To request a redemption, you can do one of the following:

•	use the TIAA-CREF Web Center at www.tiaa-cref.org;
•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
•	fax the Funds at: 800 914-8922; or
•	write to the Funds at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.
          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.
          Pursuant to a TIAA-CREF participant’s instructions, the Funds reinvests redemption proceeds (minus any applicable Redemption Fee) in (1) Premier Class shares of other funds or series of the TIAA-CREF Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Fund’s transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant will be credited within seven days thereafter (minus any applicable Redemption Fee). If a redemption is requested after a recent purchase of Premier Class shares by check, the Funds may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Funds will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Funds by letter and generally include a Medallion Signature Guarantee for each shareholder.
          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

Redeeming Shares—For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Premier Class shares at any time.
          Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).
          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion

44     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.
          The Funds will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.
          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.
          Usually, the Funds sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor on the next business day after the Funds receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.
          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.
          The Funds generally sends redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Funds generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Funds can send the redemption proceeds by check to the address of record or by wire transfer.

In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     45

Exchanging Shares – Premier Class

Exchanging Shares—For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).
          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Premier Class shares of the Fund for Premier Class shares of another fund available under the plan (including other funds or series of the TIAA-CREF Funds, if available). An “exchange” means:

•

a sale of Premier Class shares of the Fund held in your participant account and the use of the proceeds to purchase Premier Class shares of another Fund or other fund or series of the TIAA-CREF Funds for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Premier Class shares of the Fund for your participant or Annuity account;

•

a sale of Premier Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:
•	using the TIAA-CREF Web Center at www.tiaa-cref.org;
•	calling the Fund’s Automated Telephone Service (available 24 hours a day) at 800 842-2252;
•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;
•	faxing the Funds at: 800 914-8922; or
•	writing to the Funds at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.
          The Funds reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.
          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives

46     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

Exchanging Shares—For Eligible Investors and Their Clients:

          Eligible Investors can exchange Premier Class shares in the Fund for Premier Class shares of any other Fund or Premier Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.) Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).
          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.
          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.
          The Funds reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Funds, including if it is considered to be market-timing activity.
          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.
          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

INSTITUTIONAL CLASS

          Eligibility – Institutional Class

          Institutional Class shares of the Funds are available for purchase by or through:

•	certain intermediaries affiliated with TIAA-CREF,
•	or other non-affiliated persons or intermediaries who have entered into a contract or arrangement that enables them to purchase shares of the Fund, or other affiliates of TIAA-CREF, such as
	•	state-sponsored tuition savings plans or prepaid plans,
	•	insurance company separate accounts,
	•	employer-sponsored employee benefit plans, or

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     47

•

accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans, or

•	Other accounts, entities and categories of shareholders as may be approved by the Fund’s management from time to time.

           Definition of Eligible Investor

          Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Fund and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in this “Institutional Class” section of this Prospectus.
          Under certain circumstances, Institutional Class shares of the Fund may be offered directly to certain eligible individuals or institutions (each, a “Direct Purchaser”).

           Account Minimums—Certain Eligible Investors

          No minimum initial investment is required to purchase Institutional Class shares of the Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Funds, Advisors and/or TPIS directly or via their trading agent, including:
• Financial intermediaries affiliated with Advisors,
•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Funds for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;
•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;
•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;
•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;
•	Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a)

48     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

(including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Funds for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Funds may approve from time to time.

           Account Minimums—Other Investors

          With respect to the categories of investors listed below, a $2 million minimum initial investment amount for purchases of Institutional Class shares of the Funds is applicable:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in the Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;
•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;
•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;
•

Financial intermediaries that have entered into an appropriate agreement with the Funds, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Funds for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Funds for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Fund’s management, over a reasonable period of time. At its sole discretion, the Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     49

          Investors who do not hold their Institutional Class shares directly with the Funds may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares. Eligible Investors (like financial intermediaries or employee benefit plans) may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements.
          The Fund’s management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

          Purchasing Shares – Institutional Class

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Funds. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as the address of record.
          There may be circumstances when the Funds will not accept new investments in the Funds. The Funds reserves the right to suspend or terminate the offering of its shares at any time without prior notice. The Funds also reserves the right to reject any application or investment or any other specific purchase request.
          As described above, the Funds imposes minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares and investors purchasing Institutional Class shares through Eligible Investors may purchase shares only in accordance with such requirements. Please contact your intermediary or plan sponsor for more information.
          The Funds considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent) (see below). The Funds will not accept third-party checks. (The Funds considers any check not made payable directly to TIAA-CREF Funds as a third-party check.) The Funds cannot accept checks made out to you or other parties and signed over to the Funds. The Funds will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Funds will not accept corporate checks for investment into non-corporate accounts.

50     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Fund its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.
          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:
•	The TIAA-CREF Funds—Institutional Class;
•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;
•	Indicate if this is for a new or existing account (provide Fund account number if existing); and
•	The Fund in which you want to invest and the amount to be invested.
          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire, except that existing investors need not forward another account application.

To open an account or purchase shares by mail (Direct Purchasers Only):

Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009
Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares by mail, send a check to either of the addresses listed above with the registration of the account, Fund account number, and the amount to be invested in the Fund.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     51

          Points to Remember for All Purchases—All Investors:

•

Each investment must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Funds will return these investments.

•

If you invest in the Institutional Class of the Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Funds).

•

If your purchase check does not clear or payment on it is stopped, or if the Funds does not receive good funds through wire transfer or electronic funds transfer, the Funds will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by the Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. The Funds also reserves the right to restrict you from making future purchases in the Funds. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receives such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserves the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Fund’s Market Timing/Excessive Trading Policy (see below).
•

The Funds is not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follows reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

52     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment policies and restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Funds or its intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Funds directly.

          Redeeming Shares – Institutional Class

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time. Certain redemptions of shares of the Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          Redeeming Shares—For Shares Held Through an Eligible Investor

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

          Redeeming Shares—For Shares Held By Direct Purchasers

          If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.
          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager.

          Points to Remember—For All Redemptions

          The Funds will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     53

          Redemption Proceeds—All Investors

          Usually, the Funds sends redemption proceeds (minus any applicable Redemption Fee) on the next business day after the Funds receives a redemption request in “good order” by the Fund’s transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.
          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.
          The Funds generally sends redemption proceeds (minus any applicable Redemption Fee) to the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if the investor requests a redemption within 30 days of changing its address, the Funds generally will require a letter of instruction from the investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Funds can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchasers only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

         Exchanging Shares – Institutional Class

          Investors can exchange Institutional Class shares in the Fund for Institutional Class shares of any other fund or Institutional Class shares of any other fund or series of the TIAA-CREF Funds at any time, subject to the limitations described in the Fund’s Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in the fund and a

54     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

purchase of shares in another fund.) Exchanges involving shares of the Fund held less than 60 days may be subject to the Redemption Fee (see below).

           Exchanging Shares—Eligible Investors

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Eligible Investors can make an exchange through a telephone request by calling their Relationship Manager.

           Exchanging Shares—Direct Purchasers

          If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Funds and/or accounts you want to exchange between.

           Exchange Requirements—All Investors

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.
          The Funds reserves the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.
          Once made, an exchange request cannot be modified or canceled.
          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES – APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     55

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Funds will generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.
          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact the Eligible Investor for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Funds reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Funds nor Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

         Mandatory Conversions

          The Funds reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number,

56     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Funds, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Funds, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.
          Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.
          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.
          If you hold Institutional, Premier and Retirement Class shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.
          If you hold Retail Class shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.
          Minimum Account Size.

•

Retail Class. Due to the relatively high cost of maintaining smaller accounts, the Funds reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Funds reserves the right to waive or reduce the minimum account size for the Fund account at any time. Additionally, the Funds may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

•

Premier and Retirement Class. Except as noted above under “Eligibility - Premier Class,” there is currently no minimum account size for Premier or Retirement Class shares. The Funds reserves the right, without prior

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     57

notice, to establish a minimum amount required to open, maintain or add to an account.
•

Institutional Class. While there is currently no minimum account size for maintaining an Institutional Class account, the Funds reserves the right, without prior notice, to establish a minimum amount required to maintain an account.

          Small Account Maintenance Fee—Retail Class. The Funds charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.
          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to IRAs and Coverdell education savings accounts. The Funds reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Funds may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.
          Taxpayer Identification Number. Regardless of whether you hold your Fund shares directly or through a financial intermediary, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Funds whether or not you are subject to back-up withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.
          Changing Your Address.

•

Retail Class. To change the address on your account, please call the Funds or send the Funds a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

•	Premier and Retirement Class. To change the address on an Eligible Investor account, please send the Funds a written notification.

58     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

•	Institutional Class. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Funds a written notification.
          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Funds may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Funds or your Relationship Manager (for Direct Purchasers).
          Transferring Shares. You can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Funds written instructions. Generally, each registered owners of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.
          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Funds to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Funds may also be required to provide additional information about you and your account to government regulators.
          Advice About Your Account—Direct Purchasers Only. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Funds and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. Neither TPIS nor Services receives commissions for these recommendations.
          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.
          Transfer On Death—Retail Class. If you live in certain states and hold Retail Class shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     59

beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.
          TIAA-CREF Web Center and Telephone Transactions. The Funds is not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Funds requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Funds also tape records telephone instructions and provide written confirmations of such instructions. The Funds accepts all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Funds may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Funds for instructions.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Funds and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Funds is not appropriate for such market timing and you should not invest in the Funds if you want to engage in market timing activity.
          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days. The Fund will charge a Redemption Fee on redemptions of shares occurring within 60 calendar days of the initial purchase date of the shares. The Fee is intended to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares. See the section entitled “Redemption or Exchange Fee” for additional information on the Redemption Fee.
          These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains

60     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.
          The Funds also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Funds also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Funds has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.
          The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAVs, thereby minimizing any potential stale price arbitrage.
          The Funds seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Funds makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Funds may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Funds has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.
          The Funds is not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.
          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing,

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     61

there is no guarantee that the Funds or its agents will be able to identify such shareholders or curtail their trading practices.
          If you invest in the Funds through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

REDEMPTION OR EXCHANGE FEE

          The Fund charges a Redemption Fee of 2.00% of the amount redeemed on redemptions or exchanges out of Fund shares occurring within 60 calendar days of the initial purchase date for the shares.
          The Redemption Fee applies to all investors in the Fund, regardless of whether they purchase shares of the Fund through an omnibus account maintained by an intermediary (such as a broker-dealer or retirement plan administrator) or directly. The Redemption Fee is not a deferred sales charge, commission or fee to finance sales of Fund shares; rather, the Fee is paid to the Fund to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in the Fund and to discourage short-term trading of Fund shares.
          In determining whether the Redemption Fee is applicable to a particular redemption, the Fund will use the “first-in, first-out” (FIFO) method to determine the 60-day holding period, such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last. Under this method, the date of redemption or exchange will be compared to the earliest purchase date of shares held in the Fund by a shareholder. If this holding period is 60 calendar days or less, then the Redemption Fee will be charged, except as provided below.
          The Fund will not apply the Redemption Fee to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions and other types of transactions specified by the Fund’s management. In addition, the Redemption Fee will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management.
          The Redemption Fee may be waived under certain circumstances involving involuntary redemption imposed by an insurance company or a plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the Redemption Fee is applied to your shares. In addition to the circumstances noted above, management for the Fund reserves the right to waive the Redemption Fee at its discretion where it is believed such waiver is in the Fund’s best interests, including but not limited to when it is determined that imposition of the Redemption Fee is not necessary to

62     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the Redemption Fee or waivers thereof at any time. If there is a material change to the Redemption Fee, the Fund will notify you prior to the effective date of the change.
          If shares of the Fund are held and subsequently redeemed through an omnibus account maintained by an intermediary, then the intermediary that places the trade with the Fund will be responsible for determining the amount of the Redemption Fee for each respective redemption of Fund shares and for the collection of the Fee, if any. However, there can be no assurance that all intermediaries will apply the Redemption Fee, or will apply the Fee in an accurate or uniform manner, and at times the manner in which the intermediary tracks and/or calculates the Redemption Fee may differ from the Fund’s method of doing so.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Funds and one will be sent to you.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     63

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

64     Prospectus ▪ TIAA-CREF Emerging Markets Equity Funds

FINANCIAL HIGHLIGHTS

          Because the Fund is new, no financial highlights information is currently available.

TIAA-CREF Emerging Markets Equity Funds ▪ Prospectus     65

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FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report (once available), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year.

Requesting documents. You can request a copy of the Fund’s SAI or these reports (once available) without charge, or contact the Funds for any other purpose, in any of the following ways:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet: www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Funds may mail only one copy of the Fund’s Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Funds toll-free or write to the Funds as follows:

By telephone: Call 877 518-9161

In writing: TIAA-CREF Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Funds will ask for your name, address, date of birth, social security number and other information that will allow the Funds to identify you, such as your home telephone number. Until you provide the Funds with the information it needs, the Funds may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	A12222 (8/10)